UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025 (May 21, 2025)

Outdoor Holding Company

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Outdoor Holding Company (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 28, 2025 (the “Original Form 8-K”) to attach as Exhibit 10.1 a correct copy of the executed version of the Settlement Agreement, dated as of May 21, 2025, by and among the Company, Speedlight Group I, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Steven F. Urvan, Richard R. Childress, Jared Smith, Fred W. Wagenhals and Russell Williams Wallace, Jr. (the “Settlement Agreement”), which replaces and supersedes the version of the Settlement Agreement filed as Exhibit 10.1 to the Original Form 8-K.

All other Items included in the Original Form 8-K, including the description of the Settlement Agreement set forth in Item 1.01, remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Settlement Agreement, dated May 21, 2025, by and among Outdoor Holding Company, Speedlight Group I, LLC, Richard R. Childress, Jared Smith, Steven F. Urvan, Fred W. Wagenhals, Russell Williams Wallace, Jr. and the Board’s Delaware Litigation Settlement Committee.
10.2	Form of Warrant (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on May 28, 2025).
10.3	Form of Additional Warrant (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on May 28, 2025).
10.4	Form of Note 1 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on May 28, 2025).
10.5	Form of Note 2 (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on May 28, 2025).
10.6	Amendment No. 2 to Settlement Agreement, dated May 21, 2025, by and between Outdoor Holding Company, Steven F. Urvan and Susan T. Lokey (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on May 28, 2025).
10.7	Executive Separation Agreement, dated May 21, 2025, by and between Outdoor Holding Company and Jared Smith (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on May 28, 2025).
99.1	Press Release, dated May 28, 2025 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on May 28, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC or its staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR HOLDING COMPANY

Dated: May 30, 2025	By:	/s/ Paul J. Kasowski
Paul J. Kasowski
Chief Financial Officer